Exhibit 99.1

Berkshire Grey Reports Third Quarter 2021 Results

Total Orders to-Date Increase to $184 Million, Reinforcing the Company’s Ongoing Revenue Momentum and Growth Trajectory

BEDFORD, Mass., November 11, 2021—Berkshire Grey Inc. (Nasdaq: BGRY), a leader in AI-enabled robotic solutions that automate supply chain processes, today announced results for its third quarter ended September 30, 2021.

Third Quarter and Recent Financial Highlights

•
Revenue of $18.8 million in the third quarter 2021, an increase of $16.6 million or 750% from the third quarter of 2020 and an increase of $14.3 million or 317% from the second quarter of 2021.
•
Total orders since inception of $184 million including orders received in early October identified below. The Company has received $70 million in new orders in 2021 year-to-date.
•
Backlog of $113 million including orders received in early October, compared to $70 million as of December 31, 2020.
•
Net loss of $40.5 million or $(0.22) per diluted share in the third quarter of 2021.
•
Adjusted EBITDA of $(32.3) million in the third quarter of 2021.
•
Solid liquidity position, ending the quarter with $203 million of cash and no debt.

Third Quarter 2021 and Recent Business Highlights

•
Secured a $25 million repeat order from a blue-chip anchor customer for tens of the Company’s ecommerce package handling systems. These systems will go into multiple locations and there are many locations left to automate.
•
Secured $11 million in orders from new customers.
•
Advanced its Berkshire Grey Partner Alliance (BGPA) program which now includes nine partners. The BGPA program includes a select group of market-leading consultants, integrators, technology providers and material handling leaders, broadening the Company’s global reach and extending its go-to-market strategy.
•
Announced the global availability of its Robotic Pick and Pack (RPP) solutions which automates picking and packing of items directly from inventory totes to outbound customer shipping packages, improving operation efficiency for fulfillment centers, reducing shipping costs and lowering the environmental impact of eCommerce orders.
•
Launched its AI-powered Robotic Shuttle Put Wall (RSPW) solution for eCommerce order fulfillment. The RSPW is an automated put wall that increases customer order sortation throughput by up to 300% and can accommodate up to 100% of typical SKU assortments, including challenging items such as soft polybags and cylinders/tubes.
•
Partnered with United Way to donate learning kits to Boston Public School (BPS) students as part of the Berkshire Grey Picking with Purpose program, which serves vulnerable populations by using its intelligent robotic sortation solutions to assemble meals and essential goods to communities in need.
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Completed its business combination with Revolution Acceleration Acquisition Corp. and began trading under the ticker symbol “BGRY” on the Nasdaq Stock Exchange (Nasdaq) on July 22, 2021, as the first and only publicly traded, pure-play Intelligent Enterprise Robotics company that provides complete, AI-enabled automation of picking, mobility and system orchestration for eCommerce order fulfillment, retail and grocery resupply and package handling.

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Grew the organization to approximately 400 employees as of September 30, 2021, an increase of approximately 160 from December 31, 2020, reflecting the Company’s investments in sales, marketing, engineering, and operations.

“Overall, we are excited by both our progress this year and that it aligns with our long-term trajectory. The macros around the business are strong, we are proven and seeing repeat orders from blue-chip anchor customers according to plan, we are adding new customers through direct sales and partnering into the larger ecosystem,” said Tom Wagner, CEO, Berkshire Grey Inc. “Orders through early October are $70 million and we have $184 million in orders to date. Great progress from our perspective and this is only the beginning.”

Outlook

Berkshire Grey’s outlook is based on current expectations. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Information Regarding Forward-Looking Statements” below. Berkshire Grey expects revenue for the full year 2021 to be approximately $50 million.

Conference Call and Webcast Information

Berkshire Grey will hold a conference call and webcast today at 10:00 am ET to discuss its third quarter 2021 results. The telephonic version of the call can be accessed by dialing:

Toll-free dial-in number: (855) 639-2214

International dial-in number: (409) 216-0598

Conference ID: 4665177

The live webcast of the call will be accessible on the Company’s website at https://ir.berkshiregrey.com/ approximately two hours after conclusion of the live event, an archived webcast of the conference call will be accessible from the Investor Relations section of the Company’s website for twelve months.

About Berkshire Grey

Berkshire Grey (Nasdaq: BGRY) helps customers radically change the essential way they do business by delivering game-changing technology that combines AI and robotics to automate fulfillment, supply chain, and logistics operations. Berkshire Grey solutions are a fundamental engine of change that transform pick, pack, move, store, organize, and sort operations to deliver competitive advantage for enterprises serving today’s connected consumers. Berkshire Grey customers include Global 100 retailers and logistics service providers. More information is available at www.berkshiregrey.com.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including EBITDA and Adjusted EBITDA. We define Adjusted EBITDA, a non-GAAP financial measure, as net loss less other income or expense, income taxes, depreciation and amortization expense, changes in the fair value of warrants liabilities, and stock-based compensation expense. In addition to our financial results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe that Adjusted EBITDA, a non-GAAP financial measure, is useful in evaluating the performance of our business because it highlights trends in our core business. This non-GAAP measure has limitations as an analytical tool. We do not, nor do we suggest that investors should, consider any non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures we use may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. We recommend that investors review the reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate our business.

Cautionary Information Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly or indirectly in this communication. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Berkshire Grey as of the date of this communication, including but not limited to, our beliefs regarding our operating performance, including our outlook and guidance for the full year 2021, and demand for our solutions in general. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this communication constitute Berkshire Grey’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. These forward-looking statements are subject to numerous risks, including, without limitation, the following: the expected benefits from the Business Combination; our plans to develop and commercialize its product candidates; our ability to continue to develop new innovations to meet constantly evolving customer demands; our expectations regarding the impact of the ongoing COVID-19 pandemic on its business, industry and the economy; our estimates regarding future expenses, revenue, earnings, margin, capital requirements and needs for additional financing after the Business Combination; our expectations regarding the growth of our business, including the potential size of the total addressable market; our ability to maintain and establish collaborations or obtain additional funding; our ability, subsequent to the consummation of the PIPE Investment and the Business Combination, to obtain funding for our future operations and working capital requirements and expectations regarding the sufficiency of our capital resources; the implementation of our business model and strategic plans for our business following the Business Combination; our intellectual property position and the duration of our patent rights; developments or disputes concerning our intellectual property or other proprietary rights; our ability to compete in the markets we serve; our expectations regarding our entry into new markets; competition in our industry, the advantages of our solutions and technology over competing products and technology existing in the market and competitive factors including with respect to technological capabilities, cost and scalability; the impact of government laws and regulations and liabilities thereunder; our need to hire additional personnel and our ability to attract and retain such personnel; our ability to raise financing in the future; and the anticipated use of our cash and cash equivalents. The forward-looking statements and projections contained in this communication are subject to a number of factors, risks and uncertainties, some of which are not currently known to Berkshire Grey, that may cause Berkshire Grey’s actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that Berkshire Grey believe to be reasonable, there is no assurance that the expected results will be achieved. Berkshire Grey’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results to differ materially is included in Berkshire Grey’s filings with the Securities and Exchange Commission (the “SEC”). Copies of such filings are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Berkshire Grey. Readers are cautioned not to place undue reliance upon any forward-looking statements. These forward-looking statements are made only as of the date hereof, and Berkshire Grey does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

BERKSHIRE GREY, INC.

Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

(in thousands, except for share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$18,794	$2,210	$27,262	$31,238
Cost of revenue	21,543	2,321	31,481	29,713
Gross (loss) profit	(2,749)	(111)	(4,219)	1,525
Operating expenses:
General and administrative expense	19,286	2,971	28,138	9,693
Sales and marketing expense	7,174	2,906	45,197	6,244
Research and development expense	17,745	8,146	45,797	25,347
Total operating expenses	44,205	14,023	119,132	41,284
Loss from operations	(46,954)	(14,134)	(123,351)	(39,759)
Other income (expense):
Interest income, net	9	3	23	276
Change in fair value of warrant liabilities	6,490	—	6,490	3,926
Other (expense), net	(17)	(4)	(57)	(1)
Net loss before income taxes	(40,472)	(14,135)	(116,895)	(35,558)
Income tax	28	—	40	2
Net loss	$(40,500)	$(14,135)	$(116,935)	$(35,560)
Other comprehensive loss:
Net foreign currency translation adjustments	—	—	(5)	—
Total comprehensive loss	$(40,500)	$(14,135)	$(116,940)	$(35,560)
Net loss per common share (Class A and C) – basic and diluted	$(0.22)	$(0.68)	$(1.52)	$(1.71)
Weighted average shares outstanding – basic and diluted	183,838,219	20,882,502	76,685,048	20,782,379

BERKSHIRE GREY, INC.

Consolidated Balance Sheets

(Unaudited)

(in thousands, except for share data)

	September 30,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$203,135	$93,857
Accounts receivable	7,778	16,752
Inventories, net	3,461	758
Deferred fulfillment costs	9,589	3,461
Prepaid expenses	6,831	804
Other current assets	2,418	132
Total current assets	233,212	115,764
Property and equipment, net	10,327	9,403
Restricted cash	1,121	1,121
Other non-current assets	24	101
Total assets	$244,684	$126,389
LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS’ EQUITY/DEFICIT
Current liabilities:
Accounts payable	$4,677	$1,681
Accrued expenses	17,922	7,771
Contract liabilities	14,125	22,331
Other current liabilities	153	182
Total current liabilities	36,877	31,965
Share-based compensation liability	19,225	3,047
Warrant Liabilities	17,848	—
Other non-current liabilities	1,976	2,057
Total liabilities	$75,926	$37,069
Commitments and contingencies
Mezzanine equity:
Redeemable convertible preferred stock	—	223,442
Stockholders’ equity (deficit):
Common stock – Class A and Class C	23	3
Additional paid-in capital	437,379	17,578
Accumulated deficit	(268,639)	(151,704)
Accumulated other comprehensive (loss) income	(5)	1
Total stockholders’ equity (deficit)	168,758	(134,122)
Total liabilities, mezzanine equity, and stockholders’ equity (deficit)	$244,684	$126,389

BERKSHIRE GREY, INC.

Consolidated Statements of Cash Flows

(Unaudited)

(in thousands, except for share data)

	Nine Months Ended September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(116,935)	$(35,560)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	1,972	537
Loss on disposal of fixed assets	18	—
Gain on change in fair value of warrants	(6,490)	(3,926)
Gain on foreign currency transactions	58	6
Stock-based compensation	43,427	2,217
Change in operating assets and liabilities
Accounts receivable	8,974	(1,447)
Inventories	(2,703)	(294)
Deferred fulfillment costs	(6,128)	17,379
Prepaid expenses and other assets	(8,236)	(573)
Accounts payable	2,849	(813)
Accrued expenses	10,138	(1,576)
Contract liabilities	(8,206)	(25,749)
Other liabilities	(110)	1,890
Net cash used in operating activities	(81,372)	(47,909)
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(2,754)	(5,198)
Net cash used in investing activities	(2,754)	(5,198)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from exercise of stock options	1,361	134
Proceeds from issuance of common stock upon Merger, net of issuance costs paid	192,102	—
Net cash provided by financing activities	193,463	134
Effect of exchange rate on cash	(59)	—
Net increase (decrease) in cash, cash equivalents, and restricted cash	109,278	(52,973)
Cash, cash equivalents, and restricted cash at beginning of period	94,978	159,448
Cash, cash equivalents, and restricted cash at end of period	$204,256	$106,475
NON-CASH INVESTING AND FINANCING ACTIVITIES
Assumption of merger warrants liability	24,338	—
Conversion of redeemable convertible preferred stock to common stock	(223,442)	—
Purchase of property and equipment included in accounts payable and accrued expenses	160	1,323
RECONCILIATION OF CASH AND RESTRICTED CASH WITHIN THE CONSOLIDATED BALANCE SHEETS TO THE AMOUNTS SHOWN IN THE CONSOLIDATED STATEMENTS OF CASH FLOWS ABOVE
Cash (inclusive of money market funds and cash equivalents of $202,005 and $105,205 at September 30, 2021 and 2020, respectively)	203,135	105,354
Restricted cash	1,121	1,121
Total cash, cash equivalents, and restricted cash	204,256	106,475

BERKSHIRE GREY, INC.

Supplemental Information

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(Dollars in thousands)	2021	2020	2021	2020
Net loss	$(40,500)	$(14,135)	$(116,935)	$(35,560)
Interest income, net	(9)	(3)	(23)	(276)
Income tax expense	28	—	40	2
Depreciation and amortization	755	379	1,972	537
EBITDA	(39,726)	(13,759)	(114,946)	(35,297)
Stock-based compensation	13,939	958	43,427	2,217
Change in fair value of warrant liabilities	(6,490)	—	(6,490)	(3,926)
Other (expense), net	17	4	57	1
Adjusted EBITDA	$(32,260)	$(12,797)	$(77,952)	$(37,005)